Exhibit 99.1

CNX Resources and CNX Midstream Partners Announce Completion of Merger

PITTSBURGH, PA (September 28, 2020) – CNX Resources Corporation (NYSE: CNX) (“CNX”) and CNX Midstream Partners LP (NYSE: CNXM) (“CNX Midstream” or the “Partnership”) today announced that CNX has completed the acquisition of all of the outstanding common units of CNX Midstream (“CNX Midstream common units”) that it did not already own. As a result of the transaction, CNX Midstream common units have been suspended from trading on the New York Stock Exchange.

About CNX Resources and CNX Midstream

CNX Resources Corporation (NYSE: CNX) is one of the largest independent natural gas exploration, development and production companies, with operations centered in the major shale formations of the Appalachian basin. CNX deploys an organic growth strategy focused on responsibly developing its resource base. As of December 31, 2019, CNX had 8.4 trillion cubic feet equivalent of proved natural gas reserves. CNX is a member of the Standard & Poor’s Midcap 400 Index. Additional information may be found at www.cnx.com. CNX is the parent company of CNX Midstream, a master limited partnership that owns, operates, develops and acquires gathering and other midstream energy assets to service natural gas production in the Appalachian Basin in Pennsylvania and West Virginia. CNX Midstream’s assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities. More information is available on CNX Midstream’s website www.cnxmidstream.com.

Cautionary Statements

Various statements in this release, including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of CNX and CNX Midstream, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected future performance of CNX; CNX’s anticipated use of tax refund proceeds; and plans and objectives of management for future operations. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements.

While CNX and CNX Midstream believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on CNX, CNX Midstream and their customers; the impact of outbreaks of communicable diseases such as the novel highly transmissible and pathogenic coronavirus (COVID-19) on business activity, CNX’s and CNXM’s operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of CNX’s or CNX Midstream’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the performance of CNX Midstream.

The forward-looking statements in this release speak only as of the date of this release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of CNX’s Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the three month periods ended March 31, 2020 and June 30, 2020, and CNX Midstream’s Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the three month periods ended March 31, 2020 and June 30, 2020, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC.

Contacts:

Investor:     Tyler Lewis, at (724) 485-3157

Media:        Brian Aiello, at (724) 485-3078